Exhibit 99.2

American Equity Investment Life Holding Company
Financial Supplement

March 31, 2010

A.	Financial Highlights

	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Operating Income
	Three Months Ended March 31, 2010	3
	Quarterly Summary – Most Recent 5 quarters	4
	Capitalization/ Book Value per Share	5

B.	Product Summary
	Annuity Deposits by Product Type	6
	Surrender Charge Protection and Account Values by Product Type	6
	Annuity Liability Characteristics	7
	Spread Results	9

C.	Investment Summary

	Summary of Invested Assets	9
	Credit Quality of Fixed Maturity Securities	10
	Watch List Securities	10
	Summary of Residential Mortgage Backed Securities	11
	Mortgage Loans by Region and Property Type	12

D.	Shareholder Information	13

E.	Research Analyst Coverage	14

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2010	December 31, 2009

Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$12,365,666	$10,704,131
Held for investment, at amortized cost	1,030,490	1,635,083
Equity securities, available for sale, at fair value	87,981	93,086
Mortgage loans on real estate	2,461,975	2,449,778
Derivative instruments	497,469	479,272
Other investments	15,565	12,760
Total investments	16,459,146	15,374,110

Cash and cash equivalents	704,166	528,002
Coinsurance deposits	2,420,411	2,237,740
Accrued investment income	131,248	113,658
Deferred policy acquisition costs	1,611,704	1,625,785
Deferred sales inducements	1,028,192	1,011,449
Deferred income taxes	86,826	85,661
Income taxes recoverable	–	103,684
Other assets	66,057	231,915
Total assets	$22,507,750	$21,312,004
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$20,152,906	$19,336,221
Other policy funds and contract claims	132,572	119,403
Notes payable	317,957	316,468
Subordinated debentures	268,383	268,347
Income taxes payable	24,098	–
Other liabilities	803,934	516,942
Total liabilities	21,699,850	20,557,381

Stockholders’ equity:
Common stock	56,428	56,203
Additional paid-in capital	424,525	422,225
Unallocated common stock held by ESOP	(5,498)	(5,679)
Accumulated other comprehensive income (loss)	5,230	(30,456)
Retained earnings	327,215	312,330
Total stockholders’ equity	807,900	754,623
Total liabilities and stockholders’ equity	$22,507,750	$21,312,004

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2010	2009
Revenues:
Traditional life and accident and health insurance premiums	$3,287	$3,486
Annuity product charges	15,518	15,051
Net investment income	242,910	220,654
Change in fair value of derivatives	82,015	(43,823)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	9,903	760
OTTI losses on investments:
Total OTTI losses	(12,584)	(55,391)
Portion of OTTI losses recognized in other comprehensive income	9,361	41,953
Net OTTI losses recognized in operations	(3,223)	(13,438)
Total revenues	350,410	182,690

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,332	2,199
Interest sensitive and index product benefits	196,869	59,763
Amortization of deferred sales inducements	13,089	13,711
Change in fair value of embedded derivatives	63,875	14,183
Interest expense on notes payable	4,651	4,276
Interest expense on subordinated debentures	3,685	4,208
Interest expense on amounts due under repurchase agreements	–	242
Amortization of deferred policy acquisition costs	27,268	34,644
Other operating costs and expenses	15,985	14,464
Total benefits and expenses	327,754	147,690

Income before income taxes	22,656	35,000
Income tax expense	7,771	8,525
Net income	$14,885	$26,475

Earnings per common share	$0.26	$0.50
Earnings per common share - assuming dilution (a)	$0.25	$0.48
Weighted average common shares outstanding (in thousands):
Earnings per common share	58,225	52,965
Earnings per common share - assuming dilution	61,138	55,700

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended March 31, 2010 and 2009.

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Operating Income
Three months ended March 31, 2010 (Unaudited)

		Adjustments
	As Reported	Realized Gains	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,287	$–	$–	$3,287
Annuity product charges	15,518	–	–	15,518
Net investment income	242,910	–	–	242,910
Change in fair value of derivatives	82,015	–	(15,244)	66,771
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	9,903	(9,903)	–	–
Net OTTI losses recognized in operations	(3,223)	3,223	–	–
Total revenues	350,410	(6,680)	(15,244)	328,486

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,332	–	–	2,332
Interest sensitive and index product benefits	196,869	–	(1,585)	195,284
Amortization of deferred sales inducements	13,089	(1,260)	10,945	22,774
Change in fair value of embedded derivatives	63,875	–	(63,875)	–
Interest expense on notes payable	4,651	–	–	4,651
Interest expense on subordinated debentures	3,685	–	–	3,685
Amortization of deferred policy acquisition costs	27,268	(1,750)	18,657	44,175
Other operating costs and expenses	15,985	–	–	15,985
Total benefits and expenses	327,754	(3,010)	(35,858)	288,886

Income before income taxes	22,656	(3,670)	20,614	39,600
Income tax expense	7,771	(1,301)	7,347	13,817
Net income	$14,885	$(2,369)	$13,267	$25,783

Earnings per common share	$0.26			$0.44
Earnings per common share – assuming dilution	$0.25			$0.43

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$125,844	$–	$125,844
Cost of money for fixed index annuities	(58,441)	–	(58,441)
Change in the difference between fair value and remaining option cost at beginning and end of period	14,612	(15,244)	(632)
	$82,015	$(15,244)	$66,771

Index credits included in interest credited to account balances	$133,558		$133,558

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,287	$3,135	$3,166	$2,867	$3,486
Annuity product charges	15,518	15,857	15,835	16,615	15,051
Net investment income	242,910	243,244	241,471	226,803	220,654
Change in fair value of derivatives	66,771	6,597	(56,805)	(53,476)	(59,718)
Total revenues	328,486	268,833	203,667	192,809	179,473

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,332	1,979	2,737	1,974	2,199
Interest sensitive and index product benefits	195,284	140,704	74,697	76,515	62,822
Amortization of deferred sales inducements	22,774	20,772	20,209	17,986	17,082
Interest expense on notes payable	4,651	3,565	3,370	3,642	4,276
Interest expense on subordinated debentures	3,685	3,741	3,841	4,029	4,208
Interest expense on amounts due under repurchase agreements	–	190	100	2	242
Amortization of deferred policy acquisition costs	44,175	41,732	41,472	39,231	38,445
Other operating costs and expenses	15,985	11,950	13,961	16,380	14,464
Total benefits and expenses	288,886	224,633	160,387	159,759	143,738

Operating income before income taxes	39,600	44,200	43,280	33,050	35,735
Income tax expense	13,817	15,486	15,127	11,471	12,403

Operating income (a)	25,783	28,714	28,153	21,579	23,332
Net realized gains and net OTTI losses on investments, net of offsets	2,369	12,293	(11,491)	(141)	678
Convertible debt retirement, net of income taxes	–	(2,207)	–	1,520	–
Net effect of derivatives and other index annuity, net of offsets	(13,267)	(2,779)	(19,640)	(13,946)	2,465

Net income (loss)	$14,885	$36,021	$(2,978)	$9,012	$26,475
Operating income per common share (a)	$0.44	$0.49	$0.49	$0.39	$0.44
Operating income per common share – assuming dilution (a)	$0.43	$0.48	$0.47	$0.38	$0.42
Earnings (loss) per common share	$0.26	$0.62	$(0.05)	$0.16	$0.50
Earnings (loss) per common share – assuming dilution	$0.25	$0.60	$(0.04)	$0.16	$0.48

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	58,225	58,143	58,030	55,336	52,965
Earnings (loss) per common share - assuming dilution	61,138	60,946	60,833	58,105	55,700

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, gain (loss) on retirement of convertible debt, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Capitalization/ Book Value per Share

	March 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$317,957	$316,468
Subordinated debentures payable to subsidiary trusts	268,383	268,347
Total debt	586,340	584,815

Total stockholders’ equity	807,900	754,623

Total capitalization	1,394,240	1,339,438
Accumulated other comprehensive (income) loss (AOCL)	(5,230)	30,456
Total capitalization excluding AOCL (a)	$1,389,010	$1,369,894

Total stockholders’ equity	$807,900	$754,623
Accumulated other comprehensive (income) loss	(5,230)	30,456
Total stockholders’ equity excluding AOCL (a)	$802,670	$785,079

Common shares outstanding (b)	57,756,637	57,698,687

Book Value per Share: (c)
Book value per share including AOCL	$13.99	$13.08
Book value per share excluding AOCL (a)	$13.90	$13.61

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.9%	23.1%
Adjusted debt / Total capitalization	27.2%	27.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2010 -1,855,835 shares; 2009 - 2,022,800 shares and exclude unallocated shares held by ESOP: 2010 - 527,272; 2009 - 527,272 shares.

(c)	Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(d)	Debt-to-capital ratios are computed using total capitalization excluding AOCL. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCL.

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2010	2009	2009
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$403,124	$244,530	$1,535,477
Fixed Strategy	337,782	354,746	1,849,833
	740,906	599,276	3,385,310
Fixed Rate Annuities:
Single-Year Rate Guaranteed	52,768	10,450	113,511
Multi-Year Rate Guaranteed	53,181	43,407	178,737
	105,949	53,857	292,248
Total before coinsurance ceded	846,855	653,133	3,677,558
Coinsurance ceded	189,122	300	749,260
Net after coinsurance ceded	$657,733	$652,833	$2,928,298

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2010

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	10.9	15.7%	$15,295,102	89.8%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.5	7.3%	1,273,489	7.5%
Multi-Year Fixed Rate Guaranteed Annuities	7.7	2.5	5.4%	467,213	2.7%

Total	14.0	10.2	14.8%	$17,035,804	100.0%

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$310,437	$252,466
0.0% < 2.0%	53,855	83,620
2.0% < 3.0%	63,026	82,254
3.0% < 4.0%	41,174	94,163
4.0% < 5.0%	158,556	284,683
5.0% < 6.0%	67,375	369,389
6.0% < 7.0%	253,951	367,997
7.0% < 8.0%	103,882	243,873
8.0% < 9.0%	112,417	243,755
9.0% < 10.0%	195,172	226,951
10.0% or greater	380,857	13,045,951
	$1,740,702	$15,295,102

	Fixed and	Weighted
	Fixed Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)

SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$562,903	0.00%
2010	222,251	2.98%
2011	296,892	3.59%
2012	446,657	4.85%
2013	610,323	5.55%
2014	642,034	6.69%
2015	598,046	8.41%
2016	744,072	9.74%
2017	943,818	10.83%
2018	902,582	12.99%
2019	651,291	13.49%
2020	649,686	14.02%
2021	625,550	15.48%
2022	1,130,572	17.65%
2023	4,049,460	19.84%
2024	2,461,364	19.45%
2025	1,212,080	19.83%
2026	283,301	19.99%
2027	2,922	20.00%
	$17,035,804	14.75%

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,565,440	$15,257,643
Multi-year (3 - 7 years)	175,262	37,459
	$1,740,702	$15,295,102

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$175,562	$1,235
2.20%	4,306	78,898
2.25%	–	3,276,033
2.25% (3)	203,406	1,016,273
3.00%	1,288,283	10,144,492
3.50% (4)	–	778,171
4.00%	69,145	–
	$1,740,702	$15,295,102

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6)
No differential	$65,273	$17,810
› 0.0% - 0.5%	1,103,336	4,198,061
› 0.5% - 1.0%	320,968	2,103,222
› 1.0% - 1.5%	98,755	59,222
› 1.5% - 2.0%	87,402	86
› 2.0% - 2.5%	20,658	–
› 2.5% - 3.0%	42,717	–
Greater than 3.0%	1,593	–
Index strategies	–	8,916,701
	$1,740,702	$15,295,102

(1)	In addition, $973,610 (56%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Fixed Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 175 basis points.

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Spread Results

	Three Months Ended March 31,		Year Ended December 31,
	2010	2009	2009
Average yield on invested assets	6.13%	6.30%	6.30%
Cost of money:
Aggregate	2.96%	3.33%	3.26%
Cost of money for fixed index annuities	2.91%	3.31%	3.24%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.26%	3.26%
Multi-year rate guaranteed	3.78%	3.88%	3.88%
Investment spread:
Aggregate	3.17%	2.97%	3.04%
Fixed index annuities	3.22%	2.99%	3.06%
Fixed rate annuities:
Annually adjustable	2.87%	3.04%	3.04%
Multi-year rate guaranteed	2.35%	2.42%	2.42%

Summary of Invested Assets

	March 31, 2010		December 31, 2009
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government full faith and credit	$3,424	–	$3,310	–
United States Government sponsored agencies	5,998,278	36.5%	5,557,971	36.2%
United States municipalities, states and territories	528,379	3.2%	355,634	2.3%
Corporate securities	4,330,454	26.3%	3,933,198	25.6%
Residential mortgage backed securities	2,535,621	15.4%	2,489,101	16.2%
Total fixed maturity securities	13,396,156	81.4%	12,339,214	80.3%
Equity securities	87,981	0.5%	93,086	0.6%
Mortgage loans on real estate	2,461,975	15.0%	2,449,778	15.9%
Derivative instruments	497,469	3.0%	479,272	3.1%
Other investments	15,565	0.1%	12,760	0.1%
	$16,459,146	100.0%	$15,374,110	100.0%

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Credit Quality of Fixed Maturity Securities - March 31, 2010

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)

1	$10,257,259	76.6%	Aaa/Aa/A	$9,431,356	70.4%
2	2,743,291	20.4%	Baa	2,720,315	20.3%
3	340,780	2.5%	Ba	335,494	2.5%
4	24,236	0.2%	B	343,348	2.6%
5	7,650	0.1%	Caa and lower	546,725	4.1%
6	22,940	0.2%	In or near default	18,918	0.1%
	$13,396,156	100.0%		$13,396,156	100.0%

Watch List Securities - March 31, 2010

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost

Corporate bonds:
Finance, insurance and real estate companies	$24,488	$(5,804)	$18,684	23 - 55
U.S. retail company	10,486	(1,436)	9,050	58
	$34,974	$(7,240)	$27,734

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Summary of Residential Mortgage Backed Securities

Collateral Type	NAIC Designation	Principal Amount	Amortized Cost	Fair Value
		(Dollars in thousands)
OTTI has not been recognized
Government agency	1	$68,217	$67,455	$72,284
Prime	1	1,713,832	1,602,181	1,619,615
	2	127,337	126,596	106,156
	3	1,474	1,471	981
Alt-A	1	14,253	12,912	11,324
	2	46,456	47,282	38,206
		$1,971,569	$1,857,897	$1,848,566
OTTI has been recognized
Prime	1	$190,038	$171,567	$140,038
	2	221,188	210,518	159,879
	3	45,001	43,207	35,903
Alt-A	1	273,389	235,361	193,767
	2	111,571	96,537	73,881
	3	130,979	112,247	80,778
	6	5,237	4,555	2,809
		$977,403	$873,992	$687,055
Total by collateral type
Government agency		$68,217	$67,455	$72,284
Prime		2,298,870	2,155,540	2,062,572
Alt-A		581,885	508,894	400,765
		$2,948,972	$2,731,889	$2,535,621
Total by NAIC designation
	1	$2,259,729	$2,089,476	$2,037,028
	2	506,552	480,933	378,122
	3	177,454	156,925	117,662
	6	5,237	4,555	2,809
		$2,948,972	$2,731,889	$2,535,621

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Mortgage Loans by Region and Property Type

	March 31, 2010		December 31, 2009
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$548,648	22.3%	$555,294	22.7%
Middle Atlantic	166,768	6.8%	168,246	6.9%
Mountain	392,903	15.9%	388,940	15.9%
New England	44,065	1.8%	44,541	1.8%
Pacific	227,096	9.2%	216,382	8.8%
South Atlantic	471,841	19.2%	463,773	18.9%
West North Central	410,765	16.7%	410,883	16.8%
West South Central	199,889	8.1%	201,719	8.2%
	$2,461,975	100.0%	$2,449,778	100.0%

Property type distribution
Office	$669,305	27.2%	$664,397	27.1%
Medical Office	144,366	5.8%	145,390	5.9%
Retail	566,451	23.0%	564,023	23.0%
Industrial/Warehouse	607,595	24.7%	606,317	24.8%
Hotel	150,256	6.1%	155,594	6.4%
Apartments	127,297	5.2%	122,854	5.0%
Mixed use/other	196,705	8.0%	191,203	7.8%
	$2,461,975	100.0%	$2,449,778	100.0%

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266

Inquiries:

D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2010
First Quarter	$10.99	$6.65	$10.65	$0.00

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08

2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00
Fourth Quarter	$7.75	$3.65	$7.00	$0.07

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – March 31, 2010

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein, Paul Sarran
Macquarie (USA) Equities Research
(312) 660-9179 mark.finkelstein@macquarie.com
(312) 660-9137 paul.sarran@macquarie.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com